Exhibit 99.Section 19(a)

EXHIBIT 3: SECTION 19(a) NOTICE TO FUND’S SHAREHOLDERS

TEKLA WORLD HEALTHCARE FUND

Notification of Sources of Distribution

Distribution Paid Date:   December 31, 2015

Distribution Amount Per Common Share:             $0.1167

The following table sets forth the estimated amounts of the current distribution, paid December 31, 2015, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, return of capital or other capital source. All amounts are expressed per common share.

	Current Distribution	Percentage Breakdown of Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date(1)	Percentage Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date(1)
Net Investment Income	$0.0000	0%	$0.0000	0%
Net Realized ST Cap Gains	$0.1167	100%	$0.3501	100%
Net Realized LT Cap Gains	$0.0000	0%	$0.0000	0%
Return of Capital or Other Capital Source	$0.0000	0%	$0.0000	0%
TOTAL (per common share):	$0.1167	100%	$0.3501	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through November 30, 2015(2)	N/A
Annualized current distribution rate expressed as a percentage of NAV as of November 30, 2015	7.57%
Cumulative total return at NAV for the fiscal year, through November 30, 2015(3)	7.99%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of November 30, 2015(1)	1.89%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized depreciation of portfolio securities and net realized losses on sale of securities is $19,927,035, of which $33,742,241 represents net unrealized depreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)         The Fund’s current fiscal year began on October 1, 2015.

(2)         Inception date was June 26, 2015, which is the date of the initial public offering.

(3)         Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2015 through November 30, 2015.

Tekla World Healthcare Fund

CUSIP: 87911L108

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

028M9C          002CSN5D87

TEKLA WORLD HEALTHCARE FUND

Notification of Sources of Distribution

Distribution Paid Date:   January 29, 2016

Distribution Amount Per Common Share:             $0.1167

The following table sets forth the estimated amounts of the current distribution, paid January 29, 2016, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, return of capital or other capital source. All amounts are expressed per common share.

	Current Distribution	Percentage Breakdown of Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date(1)	Percentage Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date(1)
Net Investment Income	$0.0664	57%	$0.0664	14%
Net Realized ST Cap Gains	$0.0503	43%	$0.4004	86%
Net Realized LT Cap Gains	$0.0000	0%	$0.0000	0%
Return of Capital or Other Capital Source	$0.0000	0%	$0.0000	0%
TOTAL (per common share):	$0.1167	100%	$0.4668	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through December 31, 2015(2)	N/A
Annualized current distribution rate expressed as a percentage of NAV as of December 31, 2015	7.61%
Cumulative total return at NAV for the fiscal year, through December 31, 2015(3)	8.26%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of December 31, 2015(1)	2.54%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized depreciation of portfolio securities and net realized gains on sale of securities is $11,968,188, of which $24,075,894 represents net unrealized depreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)         The Fund’s current fiscal year began on October 1, 2015.

(2)         Inception date was June 26, 2015, which is the date of the initial public offering.

(3)         Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2015 through December 31, 2015.

Tekla World Healthcare Fund

CUSIP: 87911L108

www.teklacap.com

Tekla Capital Management LLC
100 Federal Street, 19th Floor
Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

029BHB       002CSN5EB3

TEKLA WORLD HEALTHCARE FUND

Notification of Sources of Distribution

Distribution Paid Date:   February 29, 2016

Distribution Amount Per Common Share:             $0.1167

The following table sets forth the estimated amounts of the current distribution, paid February 29, 2016, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, return of capital or other capital source. All amounts are expressed per common share.

	Current Distribution	Percentage Breakdown of Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date(1)	Percentage Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date(1)
Net Investment Income	$0.0820	70%	$0.1484	25%
Net Realized ST Cap Gains	$0.0347	30%	$0.4351	75%
Net Realized LT Cap Gains	$0.0000	0%	$0.0000	0%
Return of Capital or Other Capital Source	$0.0000	0%	$0.0000	0%
TOTAL (per common share):	$0.1167	100%	$0.5835	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through January 31, 2016(2)	N/A
Annualized current distribution rate expressed as a percentage of NAV as of January 31, 2016	8.64%
Cumulative total return at NAV for the fiscal year, through January 31, 2016(3)	-3.81%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of January 31, 2016(1)	3.60%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized depreciation of portfolio securities and net realized gains on sale of securities is $76,450,225, of which $92,586,020 represents net unrealized depreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)         The Fund’s current fiscal year began on October 1, 2015.

(2)         Inception date was June 26, 2015, which is the date of the initial public offering.

(3)         Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2015 through January 31, 2016.

Tekla World Healthcare Fund

CUSIP: 87911L108

www.teklacap.com

Tekla Capital Management LLC
100 Federal Street, 19th Floor
Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

02ADCA        002CSN61B3

TEKLA WORLD HEALTHCARE FUND

Notification of Sources of Distribution

Distribution Paid Date:    March 31, 2016

Distribution Amount Per Common Share:             $0.1167

The following table sets forth the estimated amounts of the current distribution, paid March 31, 2016, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, return of capital or other capital source. All amounts are expressed per common share.

	Current Distribution	Percentage Breakdown of Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date(1)	Percentage Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date(1)
Net Investment Income	$0.0833	71%	$0.2317	33%
Net Realized ST Cap Gains	$0.0334	29%	$0.4685	67%
Net Realized LT Cap Gains	$0.0000	0%	$0.0000	0%
Return of Capital or Other Capital Source	$0.0000	0%	$0.0000	0%
TOTAL (per common share):	$0.1167	100%	$0.7002	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through February 29, 2016(2)	N/A
Annualized current distribution rate expressed as a percentage of NAV as of February 29, 2016	9.06%
Cumulative total return at NAV for the fiscal year, through February 29, 2016(3)	-7.46%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of February 29, 2016(1)	4.53%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized depreciation of portfolio securities and net realized gains on sale of securities is $96,895,929, of which $113,161,266 represents net unrealized depreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)         The Fund’s current fiscal year began on October 1, 2015.

(2)         Inception date was June 26, 2015, which is the date of the initial public offering.

(3)         Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2015 through February 29, 2016.

Tekla World Healthcare Fund
CUSIP: 87911L108

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor
Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

02BTZA        002CSN66DE

TEKLA WORLD HEALTHCARE FUND

Notification of Sources of Distribution

Distribution Paid Date:   April 29, 2016

Distribution Amount Per Common Share:             $0.1167

The following table sets forth the estimated amounts of the current distribution, paid April 29, 2016, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

	Current Distribution	Percentage Breakdown of Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date(1)	Percentage Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date(1)
Net Investment Income	$0.0000	0%	$0.2317	29%
Net Realized ST Cap Gains	$0.0000	0%	$0.4685	57%
Net Realized LT Cap Gains	$0.0000	0%	$0.0000	0%
Return of Capital or Other Capital Source	$0.1167	100%	$0.1167	14%
TOTAL (per common share):	$0.1167	100%	$0.8169	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through March 31, 2016(2)	N/A
Annualized current distribution rate expressed as a percentage of NAV as of March 31, 2016	9.00%
Cumulative total return at NAV for the fiscal year, through March 31, 2016(3)	-6.08%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of March 31, 2016(1)	5.25%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized depreciation of portfolio securities and net realized gains on sale of securities is -$62,300,454, of which $78,499,881 represents net unrealized depreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)         The Fund’s current fiscal year began on October 1, 2015.

(2)         Inception date was June 26, 2015, which is the date of the initial public offering.

(3)         Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2015 through March 31, 2016.

Tekla World Healthcare Fund

CUSIP: 87911L108

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

02D2ID        002CSN6AC7

TEKLA WORLD HEALTHCARE FUND

Notification of Sources of Distribution

Distribution Paid Date:   May 31, 2016

Distribution Amount Per Common Share:             $0.1167

The following table sets forth the estimated amounts of the current distribution, paid May 31, 2016, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

	Current Distribution	Percentage Breakdown of Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date(1)	Percentage Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date(1)
Net Investment Income	$0.0423	36%	$0.2740	29%
Net Realized ST Cap Gains	$0.0540	46%	$0.5225	56%
Net Realized LT Cap Gains	$0.0000	0%	$0.0000	0%
Return of Capital or Other Capital Source	$0.0204	18%	$0.1371	15%
TOTAL (per common share):	$0.1167	100%	$0.9336	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through April 30, 2016(2)	N/A
Annualized current distribution rate expressed as a percentage of NAV as of April 30, 2016	8.94%
Cumulative total return at NAV for the fiscal year, through April 30, 2016(3)	-4.73%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of April 30, 2016(1)	5.96%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized depreciation of portfolio securities and net realized gains on sale of securities is -$84,598,280, of which $101,111,849 represents net unrealized depreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)         The Fund’s current fiscal year began on October 1, 2015.

(2)         Inception date was June 26, 2015, which is the date of the initial public offering.

(3)         Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2015 through April 30, 2016.

Tekla World Healthcare Fund

CUSIP: 87911L108

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor
Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

02DQNA        002CSN6C56